Exhibit 10.1

[EXECUTION COPY]

FIRST AMENDMENT TO

CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of August 31, 2011 (this “Amendment”), to the Existing Credit Agreement (as defined below) is among SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY, an Irish public limited company (“STX”), SEAGATE HDD CAYMAN, an exempt limited liability company organized under the laws of the Cayman Islands (the “Borrower”) and the Lenders (such capitalized term, and other terms used in this preamble or the recitals to have the meanings provided in Section 1.2) parties hereto.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, dated as of January 18, 2011 (as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), among STX, the Borrower, the Lenders and The Bank of Nova Scotia as the Administrative Agent, the Lenders have agreed to make Loans and the Issuing Banks have agreed to issue Letters of Credit to the Borrower;

WHEREAS, the Borrower has requested, subject to the terms and conditions hereinafter set forth, that the Lenders amend the Existing Credit Agreement in certain respects as provided below; and

WHEREAS, the Lenders have agreed to such amendments on the terms and conditions contained in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural form thereof):

“Amendment” is defined in the preamble.

“Borrower” is defined in the preamble.

“Existing Credit Agreement” is defined in the first recital.

“First Amendment Effective Date” is defined in Section 3.1.

“STX” is defined in the preamble.

SECTION 1.2. Existing Credit Agreement Defined Terms. Unless otherwise defined herein or the context otherwise requires, terms defined in the Existing Credit Agreement and used in this Amendment shall have the meanings given to them in the Existing Credit Agreement.

ARTICLE II

AMENDMENTS

Effective on the First Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with the terms of this Article.

SECTION 2.1. Amendment to Article I. Article I of the Existing Credit Agreement is hereby amended in accordance with Section 2.1.1.

SECTION 2.1.1. Clause (b) of the definition of “Obligations” is hereby amended in it is entirety to read as follows:

“(b) unless otherwise agreed to in writing by the applicable Lender or Affiliate of a Lender party thereto, the due and punctual payment of all obligations of the Borrower or any other Loan Party under each Swap Agreement (it being understood that, for purposes of this clause (b), the term “Swap Agreement” shall not include Platinum Leases or Swap Agreements permitted under clause (c)(i)(B) or clause (c)(ii) of Section 6.06) that (i) is in effect on the Effective Date with a counterparty that is a Lender (or an Affiliate of a Lender) as of the Effective Date or (ii) is entered into after the Effective Date with any counterparty that is a Lender (or an Affiliate of a Lender) at the time such Swap Agreement is entered into”

SECTION 2.2. Amendment to Article VI. Article VI of the Existing Credit Agreement is hereby amended in accordance with Section 2.2.1.

SECTION 2.2.1. Section 6.06 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

SECTION 6.06 Swap Agreements. Each of STX and the Borrower will not, and will not permit any of its subsidiaries to, enter into any Swap Agreement, except (a) Swap Agreements entered into to hedge or mitigate risks to which STX, the Borrower or any Subsidiary has actual exposure, (other than those in respect of Equity Interests of STX, the Borrower or any Subsidiary, which shall be governed by clause (c) of this Section), (b) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of STX, the Borrower or any Subsidiary, or (c)(i) Swap Agreements entered into by STX, the Borrower or any Subsidiary, and payments (in either cash or Equity Interests as applicable) required thereunder, (A) in respect of Equity Interests in STX providing for payments to current or former directors, officers or employees of STX, the Borrower and any Subsidiary or their heirs or estates and (B) in respect of Equity Interests in STX, the Borrower or any Subsidiary in connection with any redemption or repurchase by STX of its Equity Interests, and (ii) to the extent not permitted under clause (c)(i), any other Swap Agreements entered into by STX, the Borrower or any Subsidiary, and payments (in either cash or Equity Interests as applicable) required thereunder in respect of Equity Interests in STX; provided, that Restricted Payments required by the Swap Agreements entered into in reliance on this clause (c) shall only be made in the same circumstances under which, and in the amounts that, STX, the Borrower and the Subsidiaries are then permitted to make Restricted Payments pursuant to Section 6.07, and such Restricted Payments made during any fiscal year shall be deemed to reduce the amount of Restricted Payments available during such fiscal year under Section 6.07.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

SECTION 3.1. This Amendment shall become effective upon the date (the “First Amendment Effective Date”) when each of the following conditions set forth in this Article shall have been satisfied.

SECTION 3.1.1. Execution of Counterparts. The Administrative Agent shall have received copies of this Amendment, duly executed and delivered by an authorized officer or representative of STX and of the Borrower and on behalf of the Required Lenders.

SECTION 3.1.2. Fees and Expenses. The Administrative Agent shall have received all of its reasonable and documented fees and out-of-pocket expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment, including (to the extent invoiced in advance) reasonable fees and disbursements of Orrick, Herrington & Sutcliffe LLP, counsel to the Administrative Agent.

ARTICLE IV

MISCELLANEOUS PROVISIONS

SECTION 4.1. Representations and Warranties. To induce the Lenders to enter into this Amendment STX and the Borrower represent and warrant to the Administrative Agent and the Lenders that as of the First Amendment Effective Date:

(a) The representations and warranties of each Loan Party set forth in the Loan Documents to which it is a party are true and correct in all material respects on and as of the First Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

(b) As of the First Amendment Effective Date, both before and after giving effect to this Amendment, no Default has occurred and is continuing.

SECTION 4.2. Effect of Amendment. The parties hereto agree as follows:

(a) This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Existing Credit Agreement or any other Loan Document not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of a Borrower that would require an amendment, waiver or consent of the

Administrative Agent or the Lenders under any of the Loan Documents except as expressly stated herein. Except as expressly amended hereby, the provisions of the Existing Credit Agreement and the Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms.

(b) On and after the First Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference to the Existing Credit Agreement in any other Loan Document shall be deemed a reference to the Existing Credit Agreement as amended hereby. This Amendment, executed pursuant to the Existing Credit Agreement, shall constitute a “Loan Document” for all purposes of the Existing Credit Agreement and the other Loan Documents and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement.

SECTION 4.3. Fees and Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

SECTION 4.4. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 4.5. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 4.6. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile or electronic copy), each of which when so executed and delivered shall be deemed an original and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

SECTION 4.7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

By:
Title:

SEAGATE HDD CAYMAN

By:
Title:

By:
Title:

THE BANK OF NOVA SCOTIA

By:
Title: Managing Director

Bank of America N.A.

By:
Title: Director

BNP Paribas

By:
Name: Mathew Harvey

Title: Managing Director

BNP Paribas

By:
Name: Fiona Buckley

Title: Vice President

Morgan Stanley Bank N.A

By:
Title: Authorized Signatory

By:
Title:

Wells Fargo Bank N.A.

By:
Susan T. Gallagher Director